UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

☒ Filed by the Registrant

☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 240.14a-12

TRIO-TECH INTERNATIONAL

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

TRIO-TECH INTERNATIONAL

2026 Annual Meeting
Vote by December 7, 2026
11:59 PM ET

TRIO-TECH INTERNATIONAL
16139 WYANDOTTE ST.
VAN NUYS, CA 91406
ATTN: STEPHANIE YONG

T04454-P56199

You invested in TRIO-TECH INTERNATIONAL and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 8, 2026.**

Get informed before you vote

View the Notice & Proxy Statement and Annual Report on Form 10K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 24, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

December 8, 2026
10:00 AM PST

Company's corporate offices
16139 Wyandotte Street
Van Nuys, California 91406

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of the following Director Nominees, each to serve for a term of one year: **Nominees:** 01) S.W. Yong 02) Richard M. Horowitz 03) Victor H.M. Ting 04) Jason T. Adelman	For
2.	Approval of the Amended and Restated Articles of Incorporation.	For
3.	Approval of the 2026 Omnibus Equity Incentive Plan.	For
4.	Approve the ratification of Forvis Mazars LLP as our registered public accounting firm for the year ended June 30, 2027.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

T04455-P56199